________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2004


                                   PRAB, INC.
             (Exact name of registrant as specified in its charter)


         Michigan                        0-10187               38-1654849
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
        incorporation)                                      Identification No.)

        5944 East Kilgore Road, P.O. Box 2121, Kalamazoo, Michigan 49003
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (269) 382-8200


________________________________________________________________________________

Item 5.  Other Events and Required FD Disclosure.

On February 16, 2004, Prab, Inc. ("Prab") announced that on February 16, 2004 it and Kalamazoo Acquisition Corporation and Kalamazoo Prab Subsidiary Corporation signed a First Amendment to Agreement and Plan of Merger entered into between the companies on December 12, 2003. A copy of the First Amendment to Agreement and Plan of Merger and the press release are attached to this current report as Exhibits 2.1 and 99.1, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.



               Exhibit No.      Description of Exhibit
               ___________      ______________________

                  2.1 First Amendment to Agreement and Plan of Merger, dated as of February 16, 2004, among Kalamazoo Acquisition Corporation, Kalamazoo Prab Subsidiary Corporation and Prab, Inc.

                 99.1 Press Release, dated February 16, 2004, announcing that the Company had signed a first amendment to the merger agreement with Kalamazoo Acquisition Corporation and Kalamazoo Prab Subsidiary Corporation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. PRAB, INC. (Registrant)



Date:    February 16, 2004               /s/ Gary A. Herder
                                         _______________________________________
                                         Gary A. Herder, Chief Executive Officer

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ______________________

                           CURRENT REPORT ON FORM 8-K
       Date of Report (Date of earliest event reported): February 16, 2004


                              _____________________

                                Index to Exhibits
                                        &
                                    Exhibits
                              _____________________


                                   PRAB, INC.
                            (a Michigan corporation)
                      5944 East Kilgore Road, P.O. Box 2121
                            Kalamazoo, Michigan 49003

                                Index to Exhibits


               Exhibit No.      Description of Exhibit
               ___________      ______________________

                  2.1 First Amendment to Agreement and Plan of Merger, dated as of February 16, 2004, among Kalamazoo Acquisition Corporation, Kalamazoo Prab Subsidiary Corporation and Prab, Inc.

                 99.1 Press Release, dated February 16, 2004, announcing that the Company had signed a first amendment to the merger agreement with Kalamazoo Acquisition Corporation and Kalamazoo Prab Subsidiary Corporation.